Restructuring Charges Restructuring Charges	9 Months Ended
Sep. 30, 2020
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]	Restructuring ChargesIn January 2019, the charterer, who was also the owner of the Toledo Spirit conventional tanker, sold the vessel to a third party. As a result of this sale, the Partnership returned the vessel to the owner and incurred seafarer severance payments of $3.0 million for the nine months ended September 30, 2019 which were presented as restructuring charges in the Partnership's consolidated statements of income. As at September 30, 2020 and December 31, 2019, the remaining balance of unpaid restructuring charges of $0.6 million is included in accrued liabilities in the Partnership's consolidated balance sheets.